Exhibit 99.4

Exhibit 99.4

June 2014

Cautionary Statement

This presentation contains “forward-looking statements,” as that term  is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as “expects,” “plans,” “projects,” “will,”  “may,” “anticipates,” “believes,”

“should,” “intends,” “estimates,” and other words of  similar meaning, in cluding statements regarding expected results and benefits of Lagova, including its safety and efficacy, whether clinical trials for adult and pediatric growth hormone deficiency will generate  data to support marketing approval, whether a single injection of Lagova can replace seven consecutive daily injections of currently marketed hGH, whether Lagova will have low immunogenecity, the expected commencement date for the Phase 3 clinical trial for Lagova in pediatric patients, whether Lagova will be successfully developed or commercialized, expectations regarding Lagova and our other products in development and their market potential, whether Lagova has competitive advantages over other products, as well as other non-historical statements about our expectations, beliefs or intentions regarding  our business, technologies and products, financial condition, strategies or prospects. Many factors could cause our actual  activities or results to differ materially from the activities and results ant icipated in forward-looking statements. These factors include those described in our filings with the Securities and Exchange Commission, as well as the risks inherent in funding, developing and obtaining regulatory  approvals of new, commercially-viable and competitive products and treatments, including the risks that the Phase 3 clinical trials for the Lagova product may not be successful or achieve the expected results or effectiveness, and may not generate data that would support the approval or marketing of this product for the  indications being studied, that others may develop products which are superior to Lagova, and that Lagova may not have advantages or prove to be superior over presently marketed products or products introduced in the future.

In addition, forward-looking statements may also be adversely affected  by general market factors, competitive product development, product availability,

federal and state regulations and legislation, the regulatory process for new products and indications, manufacturing issues that may arise, patent positions and litigation, among other factors, including all of the risks identified under the heading Risk Factors in OPKO’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The forward-looking statements contained in  this presentation speak only as of the date the statements were made, and we do not undertake any obligation to update forward-looking statements. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

Ron G. Rosenfeld, MD

Professor of Pediatrics (emeritus), Stanford University

Professor of Pediatrics, Oregon Health & Science University (emeritus)

President, STAT5 Consulting, LLC

Lagova™

The Long Acting Human Growth Hormone ENDO 2014

OPKO Biologics Ltd. Nes-Ziona, Israel

C-Terminal Peptide (CTP)

Created By Nature During Evolution

To Extend Circulation Time of Functional Proteins

CTP: Clinically Validated Technology

CTP technology has been used in an approved product (Elonva®,  Once weekly FSH-CTP, Merck)

Lagova

The Long Acting Growth Hormone

+ =

Any Short-Lasting CTP

Long-Lasting Protein Protein

Natural sequence No need for linker

Lagova Competitive Advantages

Increase size

PEGylation

Slow enzymatic cleavage

DNA Add sugar chains Mutations Increase negative charge

Protein Increase size

Fusion Slow enzymatic cleavage

Lagova Competitive Advantages

Lagova Potentially non-immunogenic

Lagova ~75% native hGH

Lagova Ease of administration

Lagova The Long Acting hGH

Global multi-center Phase 3 study in growth hormone deficient adults is ongoing

Compliance in Children Receiving Nutropin tend to reduce over time

Daily dosing is consistently found to have a baseline of non-compliance

– Most pronounced in the pediatric population

100%

100%

92% 91% 89%

90%

84% 82% e 80% 79% 75%

80%

73%

Persistenc 70% 67%

60%

Percent 50%

40%

30%

20%

1M 2M 3M 4M 5M 6M 7M 8M 9M 10M 11M

Months of Therapy

Persistence Rates Among Nutropin Patients Have Been Declining Steadily Over Time

Persistence Rates From NCGS (Mainly Pediatric)

100% 95%

92% 92% 92% 92% 93% 93% 92% 92% 91% 90% 91% 91% 91% 91% 87% 89% 88% 81% 81% 81% 85% 80% 80% 80% 81% 80% 81% 81% 81% 81% 79% 81% 79% GH 80% 76% 77% 74% n 70% 1y 68% 68% 67% 69% 68% 68% 67% 67% 68% 68% O 66% 65% 66% 63% 63% 64% 62% 60% 55% 55% 56% 2y 54% 53% 52% 53% 53% 53% 52% 51% 51% 52% 49% 50% 50% 45% 44% 43% 41% 41% emaining 40% 40% 40% 40% 39% 39% 39% 38% R 37% 37% 3y

40% 34% 39% 34% 32% 31% 31% 29% 30% 30% 30% 31% 29% 29% 31% 29% 26% 22% 19%

30%

Pts 28%

22% 4y

20% 5y

6y

0%

1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005

Year of GH Initiation

Poor Compliance Leads to Slower Growth

Cutfield et al 2011 HVSDS Low Medium High 0 1 2 3 4

Pediatric Phase 2 Study Design

C1= 0.25 mg/kg/week (0.18 mg hGH/kg/week

C2 = 0.48 mg/kg/week (0.35 mg hGH/kg/week) C3 = 0.66 mg/kg/week (0.48 mg hGH/kg/week) C4 (hGH)= 0.24 mg/kg/week

SCREENING 4 weeks MOD-4023 Genotropin* C1 C2 C3 C4 2 WEEKS 2 WEEKS 2 WEEKS DOSE1 PK/PD PERIOD DOSE 1 DOSE 2 DOSE 1 DOSE 2 DOSE3 INTERIM ANALAYSIS DOSE 1 DOSE 2 DOSE 3 MONTHS 7-12 FINAL ANALYSIS MONTHS 7-12

Baseline Characteristics – Patients Completing

6 Months Treatment

Cohort 1 Cohort 2 Cohort 3 Cohort 4 Dose 0.25 mg/kg/week 0.48 mg/kg/week 0.66 mg/kg/week 0.034 mg/kg/day Lagova Lagova Lagova Genotropin hGH content 0.18 mg/kg/week 0.35 mg/kg/week 0.66mg/kg/week 0.24 mg/kg/week N 9 9 10 7

Mean SD Mean SD Mean SD Mean SD Age (y) 6.44 2.3 6.33 2.1 6.10 2.2 5.43 1.9

Peak GH

2.84 2.9 3.58 1.7 4.41 3.2 2.92 2.4

(ng/ml)

HV SDS -3.05 2.0 -2.82 1.1 -3.11 1.8 -3.36 2.0 HT SDS -3.99 0.9 -3.82 0.8 -3.91 1.1 -4.79 1.7

HT SDS - TH

-3.47 0.9 -3.23 0.7 -3.25 1.3 -4.20 1.8

SDS Screening IGF-

-2.48 0.8 -2.28 0.7 -1.81 0.7 -2.34 1.2

1 SDS

F M F M F M F M

Gender (%)

1 (11.1) 8 (88.8) 4 (44.4) 5 (55.6) 3 (30) 7 (70) 3 (42.9) 4 (57.1)

Lagova Increases Height Velocity SDS Following

6m Treatment

Pre-Study HV SDS 6m HV SDS

Cohort Dose N Mean Std Dev Cohort Dose N Mean Std Dev

0.25 mg/kg/w 0.25 mg/kg/w

Cohort 1 8 -3.21 2.05 Cohort 1 8 5.03 1.23

Lagova™ Lagova™ 0.48 mg/kg/w 0.48 mg/kg/w

Cohort 2 8 -2.94 1.14 Cohort 2 8 3.23 1.88

Lagova™ Lagova™ 0.66 mg/kg/w 0.66 mg/kg/w

Cohort 3 10 -3.11 1.79 Cohort 3 10 5.73 3.72

Lagova™ Lagova™ 0.034 mg/kg/d 0.034 mg/kg/d

Cohort 4 7 -3.36 1.98 16 Cohort 4 7 5.67 1.53

Genotropin Genotropin 6HV SDS Height velocity (HV) SDS value VISIT 10/ WEEK 26

14

12 10 8 6 4 2 0 -2 -4 -6 -8 Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort

14

12 10 8 6 4 2 0 -2 -4 -6 -8 Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort

Lagova

Increases Height Velocity in All Doses

Mean

Cohort Dose hGH Content N Std Dev (cm/year) Cohort 1 0.25 mg/kg/w Lagova™ 0.18 mg/kg/week 9 13.48 2.71 Cohort 2 0.48 mg/kg/w Lagova™ 0.35 mg/kg/week 9 12.25 2.64 Cohort 3 0.66 mg/kg/w Lagova™ 0.48 mg/kg/week 10 14.37 5.26 Cohort 4 0.034 mg/kg/d Genotropin 0.24 mg/kg/week 7 15.46 2.68

25 20 15 10 5 0 Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort

Lagova Pharmacokinetic profile

Average Lagova Weekly PK Profile (Cohort 1-3)

1000.0 ml) Cohort 1 Cohort 2

(ng/

100.0 Cohort 3

Level

Serum va™ 10.0

Lago

1.0

0 24 48 72 96 120 144 168

Hours

PK profile supports once-weekly regimen

Lagova Normalizes IGF-1 During the First 6 Months of Treatment

3.0

Cohort 1 Cohort 2

2.0

Cohort 3 Cohort 4 SDS 1.0 1 IGF - 0.0

0 5 10 15 20 25 -1.0

-2.0

-3.0

Week post dosing

IGF-1 SDS of Cohort 2 and 3 are comparable to daily hGH

Gradual increase in IGF-1 SDS values reaching steady state within  the normal range

Promising Safety Profile

No serious adverse events

No lipoatrophy

No clinically significant local tolerability issues were identified.

Comparable rate of AEs between Lagova groups and control group

Lagova The Long Acting hGH

Study supports safety and efficacy and allows selection of a dose for a Phase 3 study which is expected to start in 2015

LagovaThe Long Acting hGH

hGH content is ~75%

CTP is a naturally occurring peptide

Once a week injection

Non Viscous-30 -31G needle

High concentrations-single weekly injection Address $3.5B market at an annual growth of 6%

Thank You